                                                                      Exhibit 21

                        FIDELITY NATIONAL FINANCIAL, INC.

                             All companies- 10K list
                                 As of 12/31/01


Alamo Title Company                                       Texas

Alamo Title Company of Brazoria County, Inc.              Texas

Alamo Title Company of Harris County, Inc.                Texas
..
Alamo Title Company of Tarrant County, Inc.               Texas

Alamo Title Holding Company                               Texas

Alamo Title Insurance                                     Texas

Alamo Title of Guadalupe County, Inc.                     Texas

Alamo Title of Travis County, Inc.                        Texas

Alexander Title Agency, Inc.                              Virginia

American National Financial, Inc. (20%)                   California

Amtitle Company                                           California

Arizona Sales and Posting, Inc.                           Arizona

A.S.A.P. Legal Publication Services, Inc.                 California

Baton Rouge Title Company Inc.                            Louisiana

Beverly Oaks Escrow, Inc. (50%)                           California

BHC&M, Ltd.                                               Virginia

Calwest Service Corporation                               California

Capitol Abstract and Title Company (50%)                  Oklahoma

Castle Escrow Holdings, LLC.                              California

CATCO, Inc. (50%)                                        Oklahoma

Chicago Land Agency Services, Inc. (52%)                  Illinois

Chicago Technology Services Corporation                   Illinois

Chicago Title Agency of Central Ohio, Inc.                Ohio

Chicago Title and Trust Company                           Illinois

Chicago Title Company                                     California

Chicago Title Company of Alameda County                   California

Chicago Title Insurance Company                           Missouri

Chicago Title Insurance Company of Oregon                 Oregon

Chicago Title Insurance Company of Puerto Rico            Puerto Rico

Chicago Title Land Trust Company                          Illinois

Chicago Title of Colorado, Inc.                           Colorado

Chicago Title of Michigan, Inc.                           Michigan

Commonwealth Title Company                                Washington

CT/Nevada Holding Co.                                     Nevada

Dallas-Fidelity National Title Agency, Inc.               Texas

Decatur Title Company L.L.C.                              Illinois

Duxford Escrow, Inc. (51%)                                California

EC Purchasing.com, Inc.                                   Delaware

Executive Direct, Inc.                                    California

Executive Title Agency Corp.                              Ohio

Fidelity Asset Management, Inc. (Arizona)                 Arizona

Fidelity Asset Management, Inc. (California)             California

Fidelity Express Network, Inc.                            California

Fidelity Fulfillment Center, LLC (51%)                    Delaware

Fidelity National Agency of Arizona, Inc. (51%)          Arizona

Fidelity National Agency Sales and Posting                California

Fidelity National Appraisal Services, Inc.                Kansas

Fidelity National Asset Management Solutions, Inc.        Colorado

Fidelity National Company of Northern California          California

Fidelity National Field Services, Inc.                    Delaware

Fidelity National Home Warranty Company                   California

Fidelity National Information Solutions, Inc. (78%)       Delaware

Fidelity National Insurance Company                       California

Fidelity National Insurance Services, Inc.                Arizona

Fidelity National Insurance Services, Inc.                California

Fidelity National Loan Portfolio Services, Inc.           California

Fidelity National Management Services, LLC                Delaware

Fidelity National Title Agency, Inc.                      Arizona

Fidelity National Title Agency of Nevada, Inc.            Nevada

Fidelity National Title and Abstract, Inc.                Maryland

Fidelity National Title and Escrow of Hawaii, Inc.        Hawaii

Fidelity National Title Company                           California

Fidelity National Title Company of California             California

Fidelity National Title Company of Oregon                 Oregon

Fidelity National Title Company of Washington, Inc.       Washington

Fidelity National Title Insurance Agency of Coconino      Arizona

Fidelity National Title Insurance Company                   California

Fidelity National Title Insurance Company of New York       New York

Fidelity Participations, Inc.                               California

Fidelity Residential Solutions, Inc.                        Kansas

Fidelity Tax Service, Inc.                                  California

First National Financial Title Services, Inc. of Alabama    Alabama

First Title and Abstract of Monroe County, Inc. (85%)       Florida

First Title Corporation                                     Tennessee

First Title Corporation of Alabama, Inc.                    Alabama

FNF Capital, Inc.                                           Delaware

FNF Capital, Inc. Vendor Finance Group                      Washington

FNF Escrow Holdings, LLC                                    California

FNF Funding IX, LLC                                         Delaware

FNF Funding X, LLC                                          Delaware

FNF Management Corp.                                        Delaware

FNTIC Properties                                            California

Fortuna Service Corporation                                 California

Fuentes and Kreischer Title Company                         Florida

Gemini Escrow Services, Inc.                                California

GF Funding Corp. IV                                         Delaware

GF Funding Corp. V                                          Delaware

GF Funding Corp. VI                                         Delaware

GF Funding Corp. VIII                                       Delaware

GIT Holding Company, Inc. (60%)                            Illinois

Greater Illinois Title Company, Inc. (60%)                Illinois

Heritage American Insurance Services, Inc.                California

Heritage Title Company                                    Texas

HomeOwnershipTeam.com, Inc.                               California

Homesold                                                  California

Imaged Library Co., L.L.C. (50%)                          Washington

Inspection One, Inc.                                      Pennsylvania

Integrated Real Estate Solutions, Inc.                    Delaware

Investment Property Exchange Services, Inc.               California

Iowa Land Services Company                                Iowa

Island Title Company                                      Washington

Johnson County Title Company, Inc.                        Kansas

Kensington Development Corporation                        California

Lake County Trust Company                                 Indiana

Land Title Company of Kitsap County (42%)                 Washington

LaSalle County Title Company,  L.L.C. (80%)               Illinois

LC Investment Corporation                                 Indiana

Legacy Title Company                                      California

Lender's Posting and Publishing Company, Inc.             Delaware

Lexington Capital Corporation                             Illinois

LRT Record Services, Inc.                                 Texas

Manchester Development Corporation                        California

McHenry County Title Company                              Illinois

McLean County Title Company                               Illinois

McNamara, Inc.                                            Nevada

Micro General Corporation (65.7%)                         Delaware

MPR Title Agency, L.L.C. (20%)                            New York

National Alliance Marketing Group, Inc.                   California

National Residential Nominee Services, Inc.               Delaware

National Safe Harbor Exchanges                            California

National Title Insurance Services, Inc.                   North Carolina

Nations Title Insurance of New York Inc.                  New York

Northwest Equities, Inc.                                  Texas

Northwest Title Agency of Ohio and Michigan, Inc.         Ohio

NRT Title Agency, LLC                                     Delaware
..
Pacific American Property Exchange Corporation            California

Professional Escrow, Inc.                                 Oregon

Property Insight, LLC                                     California

Real Estate Index, Inc.                                   Illinois

RealInfo, L.L.C. (50%)                                    Illinois

Rio Grande Title Company, Inc. (20%)                      New Mexico

Risco, Inc.                                               Kansas

Rocky Mountain Aviation, Inc.                             Arizona

Rocky Mountain Printing Services, Inc.                    California

Rocky Mountain Support Services, Inc.                     Arizona

San Joaquin Title Company                                 California

Security Title Agency, Inc.                               Arizona

Security Union Title Insurance Company                    California

Sentry Service Systems, Inc.                              Arizona

SPI I Company                                             Delaware

SPI I, LLC                                                Delaware

Spring Service Corporation                                California

Spring Service Texas, Inc.                                Texas

Strategic Property Investments, Inc.                      Delaware

Superior Data Services, Inc.                              New York

SWT Holding, Inc.                                         Texas

The Album CD, LLC (66 2/3%)                               Delaware

The Maryland Title Guarantee Company                      Maryland

The Title Company of Canada, Ltd.                         Ontario, Canada

The Title Guarantee Company                               Maryland

Ticor Financial Company                                   California

Ticor Title Insurance Company                             California

Ticor Title Insurance Company Limited                     England

Title Accounting Services Corporation                     Illinois

Title and Trust Company                                   Idaho

Title Associates, L.L.C.                                  Florida

Title Insurance and Escrow Services, Inc.                 Oregon

Title Services, Inc.                                      Tennessee

Title-Tax, Inc.                                           California

TPO, Inc.                                                 Oklahoma

TSNY Agency of New York City, Inc.                        New York

TT Acquisition Corp.                                      Texas

Tucson Title Insurance Company                            Arizona

United Financial Management Company                       Nevada

United Title of Nevada, Inc.                              Nevada

UTC Capital Group, Inc.                                   Texas

Valuation Administrators Ltd.                             Kansas

Washington Title Company                                  Washington

Washington Title Insurance Company                        Washington

Western Financial Trust Company                           California

Yuma Title Agency, Inc.                                   Arizona

Yuma Title and Trust Company                              Arizona